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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 18, 2008

                              PROFILE BANCORP, INC.
             (Exact name of registrant as specified in its charter)

         UNITED STATES               333-146071         TO BE APPLIED FOR
         -------------               ----------         -----------------
(State or other jurisdiction of      (Commission       (IRS Employer
incorporation)                       File Number)      Identification No.)

45 WAKEFIELD STREET, ROCHESTER, NEW HAMPSHIRE           03867
---------------------------------------------           -------
 (Address of principal executive offices)               (Zip Code)

                                 (603) 332-2610
                                 --------------
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
                                 --------------
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01       OTHER EVENTS
                ------------

         On January 18, 2008, Profile Bancorp, Inc. (the "Company") announced the termination of its mutual holding company reorganization and minority stock offering. Subscriptions received to date were not sufficient to reach the minimum of the offering range and will be returned with interest, as provided in the prospectus dated November 9, 2007, to the subscribers of the Company's common stock.

         A copy of the press release dated January 18, 2008, is filed as Exhibit
99.1 hereto.

ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS
                ---------------------------------


         (d)    Exhibits

                NUMBER          DESCRIPTION
                ------          -----------

                99.1            Press Release dated January 18, 2008



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       PROFILE BANCORP, INC.


Date:  January 18, 2008                By: /s/ Kenneth A. Wilman, Jr.
                                           -------------------------------------
                                           Kenneth A. Wilman, Jr.
                                           President and Chief Executive Officer